UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2005

Navarre Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-22982	411704319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7400 49th Ave. N., New Hope, Minnesota		55428
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-535-8333

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On July 20, 2005, the Board of Directors of Navarre Corporation (the "Company") elected Richard Gary St. Marie as a director of the Company and issued a press release announcing the election. Mr. St. Marie, who has been determined by the Board to be an independent director, has been elected to fill a vacant Board seat and will serve as a director until the Company's next annual shareholders' meeting. Mr. St. Marie has not yet been appointed to any Board Committees.

A copy of the press release announcing the election of Mr. St. Marie is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this Report:

Exhibit 99.1 Press Release, dated July 20, 2005, issued by Navarre
Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navarre Corporation

July 21, 2005	By:	/s/ Diane D. Lapp

Name: Diane D. Lapp
Title: Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Navarre Corporation dated July 20, 2005.